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                                                                    Exhibit 99.2

                                 QuickShip, Inc.

                            UNAUDITED BALANCE SHEETS
                               AS OF JULY 31, 2000

ASSETS
Current assets:
   Cash and cash equivalents                                      $     2,941
   Marketable securities, available-for-sale                               --
   Accounts receivable, less allowance of $10,000                      16,470
   Employee receivables                                                87,165
   Prepaid expenses and other assets                                   94,495
                                                                  -----------
        Total current assets                                          201,071

Property and equipment, net                                         1,073,629

Other assets                                                           43,974
                                                                  -----------

        Total assets                                              $ 1,318,674
                                                                  ===========

LIABILITIES AND SHAREHOLDERS' DEFICIT
Current liabilities:
   Accounts payable                                               $   473,196
   Accrued liabilities                                                 38,204
   Notes payable                                                    3,615,852
   Current portion of long-term debt                                    3,827
   Deferred revenue                                                     7,006
                                                                  -----------
        Total current liabilities                                   4,138,085

Long-term debt, less current maturities                                39,369
                                                                  -----------
                                                                    4,177,454

Shareholders' Deficit:
   Common stock, $1 par value, 200,000 shares authorized,
     813 shares issued and outstanding                                    813
   Additional paid-in-capital                                       2,316,504
   Accumulated deficit                                             (5,176,097)
                                                                  -----------
        Total shareholders' deficit                                (2,858,780)
                                                                  ===========
        Total liabilities and shareholders' deficit               $ 1,318,674
                                                                  ===========
See accompanying notes to unaudited financial statements

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                                 QuickShip, Inc.

                       Unaudited Statements of Operations



                                                       SEVEN-MONTH PERIOD
                                                         ENDED JULY 31,
                                                ------------------------------
                                                   2000                1999
                                                -----------         ----------

Net sales                                       $   216,845         $1,009,603
Cost of sales                                         6,375             85,104
                                                -----------         ----------
                                                    210,470            924,499

Selling, general and administrative expenses      1,023,310            804,547
                                                -----------         ----------

Operating (loss) income:                           (812,840)           119,952

Non-operating expenses:                            (266,315)           (72,286)
                                                -----------         ----------

Net (loss) income                                (1,079,155)            47,666
                                                -----------         ----------

Preferred dividends                                      --           (116,667)
                                                -----------         ----------

Loss to common shareholders                     $(1,079,155)        $  (69,001)
                                                ===========         ==========


See accompanying notes to unaudited financial statements.

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                                 QuickShip, Inc.
                       Unaudited Statements of Cash Flows

                                                            SEVEN MONTH PERIOD ENDED
                                                                    JULY 31,
                                                         -----------------------------
                                                             2000               1999
                                                         -----------         ---------
OPERATING ACTIVITIES
Net (loss) income                                        $(1,079,155)        $  47,666
Adjustments to reconcile net (loss) income to net
   cash used in operating activities:
     Depreciation and amortization                           160,857            43,471
     Changes in operating assets and liabilities:
       Accounts receivable                                      (911)         (122,731)
       Employee receivables                                  (45,202)          (17,103)
       Prepaid expenses and other assets                     (17,613)          (37,948)
       Accounts payable                                      265,210           101,224
       Accrued liabilities                                     2,844            (1,135)
       Deferred revenue                                       (1,015)          (84,172)
                                                         -----------         ---------
Net cash used in operating activities                       (714,985)          (70,728)

INVESTING ACTIVITIES
Purchases of property and equipment                         (108,561)         (261,210)
Proceeds from sale of marketable securities                   25,368                --
Purchases of marketable securities                                --           (41,349)
Payments received on notes receivable                         14,967            14,699
                                                         -----------         ---------
Net cash used in investing activities                        (68,226)         (287,860)

FINANCING ACTIVITIES
Proceeds from (payments on) line of credit, net            1,124,333           307,373
Proceeds from notes payable                                       --            46,599
Payments on notes payable                                   (332,228)               --
Proceeds from long-term debt                                      --                --
Payments on long-term debt                                    (7,880)           (4,305)
                                                         -----------         ---------
Net cash provided by financing activities                    784,225           349,667
                                                         -----------         ---------

Increase (decrease) in cash and cash equivalents               1,014            (8,921)
Cash and cash equivalents at beginning of period               1,927            27,700
                                                         -----------         ---------
Cash and cash equivalents at end of period               $     2,941         $  18,779
                                                         ===========         =========

See accompanying notes to unaudited financial statements.

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                                 QuickShip, Inc.

                 Notes to Unaudited Condensed Financial Statements

                                   (Unaudited)

                                  July 31, 2000


NOTE A.  BASIS OF PRESENTATION

The accompanying unaudited condensed financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the periods from January 1, 2000 through July 31, 2000, are not necessarily indicative of the results that may be expected for the year ended December 31, 2000.

For further information, refer to the financial statements and footnotes thereto included in this Form 8-K/A for the year ended December 31, 1999.

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